Exhibit 10.102

April 3, 2009

W.O. Operating Company

P.O. Box 1061

Pampa, TX 79066

Attn:            Mr. Scott White

RE:	Valero #01-0838	Amendment 16

Dear Sir,

Reference is made to the above captioned agreement and subsequent amendments thereto, if any. Subject agreement shall be amended by deleting the “Price” and “Term” clauses and inserting the following:

PRICE:	Valero’s posted price for Texas Panhandle crude oil, deemed 40 degrees API gravity, in effect during the month of delivery (EDQ).

TERM:	This agreement shall remain in effect for a term commencing on February 1, 2009 through February 28, 2009.

In addition, it is hereby mutually agreed that said agreement shall be amended to add the following leases on the Exhibit “A” of the above referenced agreement:

LEASE ID	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE	EFFECTIVE DATE
960007785	POND, R L TRACT 1	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007786	POND, R L TRACT 2	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007787	POND, R L TRACT 3	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007788	POND, R L TRACT 4	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007789	POND, R L TRACT	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008

Furthermore, it is hereby mutually agreed that said agreement shall be amended to delete the following leases from the Exhibit “A: of the above referenced agreement.

LEASE ID	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE	EFFECTIVE DATE
960006098	BEDNORZ B	SEC 202, BLK 3, I&GN SURVEY	CARSON/TX	10/1/2008
960007096	MCCONNELL #1, 2, 5	SEC 28, BLK 7, I&GN SURVEY	CARSON/TX	10/1/2008
960007098	MCCONNELL, GIRTHA	SEC 67, BLK 4, I&GN SURVEY	CARSON/TX	10/1/2008
960006817	MCCONNELL, J C A	SEC 66, BLK 4, I&GN SURVEY	CARSON/TX	10/1/2008
960006049	ANDY (04915)	SEC 124, BLK B2, H&GN RR SURVEY	GRAY/TX	10/1/2008
902543001	ARNOLD, RALPH	SEC 149, BLK 3,I&GN SURVEY	GRAY/TX	10/1/2008
960006314	CHAPMAN (00668)	SEC 69, BLK 25, H&GN SURVEY	GRAY/TX	10/1/2008
960006511	FAULKNER	SEC 30, BLK B2, H&GN SURVEY	GRAY/TX	10/1/2008
960007663	JACKSON, WEST	SEC 94, BLK B2, H&GN SURVEY	GRAY/TX	10/1/2008
960006636	LOVETT, HB	SEC 57, BLK B2, H&GN SURVEY	GRAY/TX	10/1/2008
960001989	MASSIE-CHAPMAN	SEC 51, BLK 25, H&GN SURVEY	GRAY/TX	10/1/2008
960006420	MCLAUGHLIN (00577)	SEC 33, BLK B2, H&GN SURVEY	GRAY/TX	10/1/2008
960007606	MOODY, VICTOR	SEC 36, BLK 3, I&GN SURVEY	GRAY/TX	10/1/2008
960007284	POWELL B	SEC 28, BLK B2, I&GN SURVEY	GRAY/TX	10/1/2008
960008258	POWELL C	SEC 28, BLK B2, I&GN SURVEY	GRAY/TX	10/1/2008
960006831	SHAW (00585)	SEC 5, BLK 1, ACH&B SRVY	GRAY/TX	10/1/2008
960006821	VICARS, JG	SEC 127, BLK 3, I&GN SURVEY	GRAY/TX	10/1/2008
960006279	WRIGHT B	SEC 13, BLK 3, I&GN SRVY	GRAY/TX	10/1/2008
960006040	ALLEN #1	JT SNEED JR SRVY 4	MOORE/TX	10/1/2008
960007451	SNEED F	JT SNEED SRVY 5 ABST-1131	MOORE/TX	10/1/2008
901976001	HARLAN A	SEC 49, BLK 24, H&GN RR CO SRVY	WHEELER/TX	10/1/2008

For your convenience, attached please find an updated Exhibit “A” for this Agreement.

Except as hereinabove provided, all terms and conditions of said agreement and amendments thereto, if any, shall remain in full force and effect.

If the revision reflects your understanding of our agreement, please so indicate by signing in the space provided below and returning one (1) copy to this office.

Yours Truly,

/s/ L. S. Harding

Valero Marketing and Supply Company

Accepted and agreed to this 27th day of April 2009.

W.O. OPERATING COMPANY

BY:	/s/ Patrick M. McKinney

TITLE:	Vice President of Operations

EXHIBIT “A”

W. O. OPERATING COMPANY

VALERO #01-0838

LEASE ID	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE
960006144	BLK A	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
960006145	BLK ABC	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
960006146	BLK B	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
960006147	BLK GULF	SEC 112, BLK 4, I&GN SURVEY	CARSON/TX
960006125	BLK, BF	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
500001550	BONEY, T J NCT-1	SEC 91 & 108, BLK 4, I&GN SURVEY	CARSON/TX
500001540	BONEY, T J NCT-2	SEC 90, BLK 4, I&GN SURVEY	CARSON/TX
500001530	BONEY, T J NCT-4	SEC 89, BLK 4, I&GN SURVEY	CARSON/TX
902017001	BRYAN	SEC 107, BLK 4, I&GN SURVEY	CARSON/TX
500001580	BRYAN, E F (00155)	SEC 107, BLK 4, I&GN SURVEY	CARSON/TX
500001790	BURNETT, MC NCT-5	SEC 85, BLK 5, H&GN SURVEY	CARSON/TX
500001800	BURNETT, S B NCT-1	SEC 114, BLK 5, I&GN SURVEY	CARSON/TX
960009985	BURNETT, S B NCT-12	SEC 86, BLK 5, I&GN SURVEY	CARSON/TX
500001810	BURNETT, S B NCT-2	SEC 92, BLK 5, I&GN SURVEY	CARSON/TX
902549001	CITIES SERVICE C	SEC 108, BLK 4, I&GN SURVEY	CARSON/TX
960006379	COOPER A & G	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006381	COOPER B & E	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006380	COOPER B (PHILLIPS)	SEC 3, BLK 9, I&GN SURVEY	CARSON/TX
960006382	COOPER C	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006383	COOPER E	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006384	COOPER G	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006475	COOPER, E A & H	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006476	COOPER, E NCT-A	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006477	COOPER, E NCT-B	SECS 1 & 5, BLK 9, I&GN SURVEY	CARSON/TX
960006474	COOPER, E NCT-C	SEC 1, BLK 9, I&GN SURVEY	CARSON/TX
960007224	COOPER, OLIVE	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006515	FEE #244	SECS 89, 90, 91,108, 109 & 110, BLK 4, I&GN SURVEY	CARSON/TX
960009984	FIRST STATE BANK OF WHITE DEER	SEC 51 & 52, BLK 4, I&GN SURVEY	CARSON/TX
960009986	GARNER, C R B NCT-2	SEC 95, BLK 4, I&GN SURVEY	CARSON/TX
960006926	JORD	SEC 106, BLK 4, I&GN SURVEY	CARSON/TX
960006422	JORDAN, D	SEC 20, BLK M21, TCRR SVY; SECS 105 & 123, BLK 4, I&GN SVY	CARSON/TX
960007035	LONG		CARSON/TX
960006817	MCCONNELL, J C A	SEC 66, BLK 4, I&GN SURVEY	CARSON/TX
960002772	O’NEAL A	SEC 51, BLK 4, I&GN SURVEY	CARSON/TX
960007327	QUINN	SEC 7, BLK 9, I&GN SURVEY	CARSON/TX
960006845	QUINN, JK	SEC 7, BLK 9, I&GN SURVEY	CARSON/TX
960007393	SCHAFER	SEC 195, BLK 3, I&GN SURVEY	CARSON/TX
960007395	SCHAFER RANC 1, 2, 3	SEC 69, BLK 4, I&GN SURVEY	CARSON/TX
960007413	SEIBOLD	SEC 125, BLK 4, I&GN SURVEY	CARSON/TX
903436001	ANDERSON, CLARENCE B	SEC 203, BLK B-2, H&GN SURVEY	GRAY/TX
902543001	ARNOLD, RALPH	SEC 149, BLK 3,I&GN SURVEY	GRAY/TX
960006289	CASTLEBERRY B		GRAY/TX
903437001	EAKIN	SEC 204, BLK B-2, H&GN RR SURVEY	GRAY/TX
960006511	FAULKNER	SEC 30, BLK B2, H&GN SURVEY	GRAY/TX
902544001	HARRAH, W.W.	SEC150, BLK 3, I&GN SURVEY	GRAY/TX
960007620	HARRAH, W.W.T.		GRAY/TX
960006425	POPE, DAVE		GRAY/TX
902542001	SACKETT, RUBY	SEC148, BLK 3, I&GN SURVEY	GRAY/TX
960007445	SIN-HARRAH		GRAY/TX
902546001	VANIMAN, F.A.	SEC 175, BLK 3, I&GN SURVEY	GRAY/TX
960006073	BAILEY RICHARDSON	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
902024001	CANADIAN-KINGSLAND (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902025001	COCKRELL A (01317)	SEC 3, BLK Y, M&C SURVEY	HUTCHINSON/TX
960007962	COCKRELL B (01794)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960007963	COCKRELL B (03661)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960002760	COCKRELL D (01305)	SEC 9, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960006346	COCKRELL E	SEC 3, BLK M21, TCRR SURVEY	HUTCHINSON/TX
902027001	COCKRELL E (01317)	SEC 3, BLK Y, M&C SURVEY	HUTCHINSON/TX
802026001	COCKRELL F (01307)	SEC 2, BLK B-3, D&SE RY CO SURVEY	HUTCHINSON/TX
960007964	COCKRELL F (03640)	SEC 1 & 2, BLK -3, D&SE SURVEY	HUTCHINSON/TX
960006344	COCKRELL RANCH	SEC 2, 3 &6, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960008264	COCKRELL, E	SEC 8, BLK B3, D&SE SRVY	HUTCHINSON/TX
960006343	COCKRELL NAVAJO (01290)	SEC 2, BLK B3, D&SE SRVY
960008261	COCKRELL NAVAJO (03695)	SEC 2, BLK B3, D&SE SRVY
960008262	COCKRELL NAVAJO (03698)	SEC 2, BLK B3, D&SE SRVY
960008263	COCKRELL NAVAJO (03699)	SEC 2, BLK B3, D&SE SRVY

960002766	DRILLEX (01784)	SEC 3, BLK M-21, TCRR SURVEY	HUTCHINSON/TX
960007610	HAILE, W B	SEC 2, 3 & 4, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960006703	HARVEY UNIT TR 10	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006704	HARVEY UNIT TR 2	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006705	HARVEY UNIT TR 3	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006706	HARVEY UNIT TR 5	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006707	HARVEY UNIT TR 6	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006708	HARVEY UNIT TR 7	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006709	HARVEY UNIT TR 8	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006710	HARVEY UNIT TR 9	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006421	HUTCH-JORDAN, D	SEC 20, BLK M21, TCRR SURVEY; SEC 123, BLK 4	HUTCHINSON/TX
902030001	KINGSLAND (01317)	SEC 3 & 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902031001	KINGSLAND B (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902032001	KINGSLAND C (01317)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902033001	MAGIC (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
960006840	MOORE, J W A	N/A	HUTCHINSON/TX
960006962	N KINGSLAND B (01295)	SEC 8, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960007191	NEWBLK	SEC 125, BLK 4, I&GN SURVEY	HUTCHINSON/TX
960007192	NEWBLK - LANGDON	SEC 125, BLK 4, I&GN SURVEY	HUTCHINSON/TX
960006638	PITCHER, H C	SEC 19, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960007785	POND, R L TRACT 1	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007786	POND, R L TRACT 2	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007787	POND, R L TRACT 3	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007788	POND, R L TRACT 4	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960007789	POND, R L TRACT	SEC 1, BLK M21, TC RR SRVY	HUTCHINSON/TX	9/1/2008
960002777	SOUTHLAND B (01643)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960007965	SOUTHLAND B (03652)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960006952	TURNER, KENT A #34-5	SEC 3, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960006953	TURNER, KENT B	SEC 11, BLKS B3, D & SE SEC 6, BLK M21, TCRR SVY	HUTCHINSON/TX
960007617	COWAN, W R TR A #5	SEC 194, BLK M2, BS&F SRVY	ROBERTS/TX